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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 21, 2001
               (DATE OF REPORT) (DATE OF EARLIEST EVENT REPORTED)

                              EXCO RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-9204                                             74-1492779
(COMMISSION FILE NO.)                          (IRS EMPLOYER IDENTIFICATION NO.)


                             6500 GREENVILLE AVENUE
                                SUITE 600, LB 17
                               DALLAS, TEXAS 75206
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084


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ITEM 5. OTHER EVENTS

On February 21, 2001, EXCO Resources, Inc. entered into a Purchase and Sale Agreement in respect to an acquisition of oil and natural gas leasehold interests and other related assets from Tulsa, Oklahoma based STB Energy, Inc. Also, on February 21, 2001, EXCO entered into a letter agreement in respect to the proposed amalgamation of Addison Energy, Inc. with a subsidiary of EXCO. Addison is headquartered in Calgary, Alberta, Canada.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibits.

        Number        Document

        99.1 EXCO Resources, Inc. Press Release Announcing Planned Property Acquisition from STB Energy, Inc., dated February 27, 2001 (filed herewith).

        99.2 EXCO Resources, Inc. Press Release Announcing Planned Acquisition of Addison Energy, Inc., dated February 27, 2001 (filed herewith).


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        EXCO RESOURCES, INC.


                                        By: /s/ J. DOUGLAS RAMSEY
                                           -------------------------------------
                                           J. Douglas Ramsey, Vice President and
                                           Chief Financial Officer



Dated: March 2, 2001







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                                INDEX TO EXHIBITS


      EXHIBIT
       NUMBER      DESCRIPTION
      -------      -----------

       99.1        EXCO Resources, Inc. Press Release Announcing Planned
                   Property Acquisition from STB Energy, Inc., dated February
                   27, 2001 (filed herewith).

       99.2        EXCO Resources, Inc. Press Release Announcing Planned
                   Acquisition of Addison Energy, Inc., dated February 27, 2001
                   (filed herewith).


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